2Q16 Earnings Release August 2, 2016 HIGHER LEVEL PERFORMANCE Exhibit 99.2

STONERIDGE | FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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Stoneridge

STONERIDGE 2Q16 Performance Summary 3 Variance 2Q16 2Q15 $ % Sales $186.9 $165.3 ↑ $21.6 13.1% Gross Profit Margin 28.2% 27.8% ↑ Operating Earnings $13.6 $7.4 ↑ $6.2 83.8% Operating Margin 7.3% 4.5% ↑ EPS $0.41 $0.25 ↑ $0.16 64.0% 2Q16 results included in revised full year 2016 guidance – Aug 2, 2016

STONERIDGE Sales by Segment – 2Q16 vs 2Q15 4 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 91.8 0.4 0.0 92.2 66.9 0.4 0.0 67.3 Med / HD Truck 11.9 55.0 0.0 66.9 11.7 55.3 0.0 67.0 Ag 2.0 0.0 0.0 2.0 2.3 0.0 0.0 2.3 PST / Other 3.2 2.4 20.2 25.8 3.7 2.2 23.0 28.9 TOTAL 108.9 57.8 20.2 186.9 84.4 57.9 23.0 165.3 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 25.0 (0.1) 0.0 24.9 37.3% (12.5)% 0.0% 37.0% Med / HD Truck 0.3 (0.3) 0.0 (0.0) 2.1% (0.5)% 0.0% (0.1)% Ag (0.3) 0.0 0.0 (0.3) (11.1)% 0.0% 0.0% (11.1)% PST / Other (0.5) 0.2 (2.8) (3.1) (12.3)% 9.1% (12.2)% (10.6)% TOTAL 24.5 (0.1) (2.8) 21.6 29.0% (0.3)% (12.2)% 13.0% 2Q16 2Q15 Variance $ Variance % 2Q16 vs 2Q15 2Q16 vs 2Q15

STONERIDGE Adjusted Sales – 2Q16 vs 2Q15 5 Reconciliation of Sales to Constant Currency Adjusted Sales Three months ended June 30, 2016 and 2015 (Unaudited) Values in millions Increase / 2Q16 2Q15 (Decrease) Pctg Δ Electronics Segment Sales As Reported 57.8 57.9 (0.1) (0.2)% Plus: Constant Foreign Currency Translation Adjustment (0.3) - (0.3) Adjusted Electronics Segment Sales 57.4 57.9 (0.4) (0.8)% PST Segment Sales As Reported 20.3 23.0 (2.7) (11.9)% Plus: Constant Foreign Currency Translation Adjustment 2.9 - 2.9 Adjusted PST Segment Sales 23.1 23.0 0.1 0.5% Total Consolidated Sales As Reported 186.9 165.3 21.6 13.1% Plus: Constant Foreign Currency Translation Adjustment 2.5 - 2.5 Total Consolidated Constant Currency Adjusted Sales 189.4 165.3 24.2 14.6%

STONERIDGE | Sales, Gross Profit, & Op Income – 2Q16 vs 2Q15

	2Q16					2Q15	2Q16 vs 2Q15	
	SRI excl PST	PST	PST PPA	Total PST	SRI	SRI	SRI	
USD [millions] except per share data	Actual	Actual	Actual	Actual	Actual	Actual	$ Δ	% Δ
Net Sales	166.6	20.3	-	20.3	186.9	165.3	21.6	13.1%
Total Direct Material	89.7	7.8	-	7.8	97.5	84.7	12.8	15.1%
Total Direct Material %	53.8%	38.4%		38.4%	52.2%	51.2%		
Direct Labor	9.0	1.8	-	1.8	10.8	8.0	2.8	35.0%
Direct Labor %	5.4%	8.9%		8.9%	5.8%	4.8%		
Overhead	22.6	3.1	0.1	3.2	25.8	26.7	(0.9)	(3.4)%
Cost of Goods Sold	121.4	12.7	0.1	12.8	134.2	119.3	14.9	12.5%
Gross Profit	45.4	7.5	(0.1)	7.4	52.8	45.9	6.9	15.0%
Gross Profit %	27.3%	36.9%		36.5%	28.3%	27.8%		
Design and Development	9.4	0.5	-	0.5	9.9	10.0	(0.1)	(1.0)%
Selling, General and Administrative	21.2	7.2	0.8	8.0	29.2	28.5	0.7	2.5%
Operating Income	14.7	(0.2)	(0.9)	(1.1)	13.6	7.4	6.2	83.8%
Operating Profit %	8.8%	(1.0%)		(5.4%)	7.3%	4.5%		
Interest	0.8	1.0	-	1.0	1.8	1.7	0.1	5.9%
Equity (Earnings) Loss	(0.2)	-	-	-	(0.2)	(0.1)	(0.1)	100.0%
Foreign Exchange (Gain) Loss	(0.5)	0.1	-	0.1	(0.4)	(0.1)	(0.3)	300.0%
Other (Income) / Expense	(1.0)	1.0	-	1.0	-	0.1	(0.1)	(100.0)%
Income Before Tax	15.5	(2.3)	(0.9)	(3.2)	12.3	5.9	6.4	108.5%
Income Before Taxes %	9.3%	(11.3%)		(15.8%)	6.6%	3.6%		
Income Tax Provision	1.4	(0.4)	0.4	-	1.4	(0.4)	1.8	NM
Effective Tax Rate%	9.0%	17.4%	(44.4%)	0.0%	11.4%	(6.8%)		
Income (Loss) from Continuing Operations	14.2	(1.8)	(1.4)	(3.2)	11.0	6.3	4.7	74.6%
Income from Continuing Operations %	8.5%	(8.9)%		(15.8)%	5.9%	3.8%		
Net Loss (Income) from Discontinued Operations	-	-	-	-	-	(0.1)	0.1	(100.0)%
Net Income (excl NC Int Exp)	14.2	(1.8)	(1.4)	(3.2)	11.0	6.4	4.6	71.9%
Non Controlling Interest	-	-	(0.6)	(0.6)	(0.6)	(0.6)	-	0.0%
Net Income (Loss) Attributable to Stoneridge	14.2	(1.8)	(0.8)	(2.6)	11.6	7.0	4.6	65.7%
Net Margin %	8.5%	(8.9%)		(12.8%)	6.2%	4.2%		
EPS from Continuing Operations	$ 0.50	$ (0.06)	$ (0.03)	$ (0.09)	$ 0.41	$ 0.25	$ 0.16	66.3%
EPS from Discontinued Operations	$ -	$ -	$ -	$ -	$ -	$ 0.00	$ -	(100.0)%
Diluted EPS	$ 0.50	$ (0.06)	$ (0.03)	$ (0.09)	$ 0.41	$ 0.25	$ 0.16	63.9%

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Stoneridge

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 2Q15 Actual EPS [ Cont Ops] 0.25 (0.02) 0.23 Sales Volume/FX 0.21 0.01 0.01 PST / Electronics Business Realignment Benefits 0.02 (0.01) (0.04) DM Cost (0.05) 0.09 (0.12) SGA / OH/ FX (0.03) 0.01 0.03 FX Debt 0.04 (0.01) 0.00 Interest (0.01) 0.00 (0.01) CD Warranty (0.01) (0.03) 0.03 Tax / Other 0.00 (0.01) 0.00 PST Direct Labor (0.01) 0.03 0.13 SUBTOTAL 0.16 2Q16 Actual EPS [ Cont Ops] 0.41 2Q16 2Q15 EPS Bridge 7

49% 36% 11% 4% PassCar Lt Truck Comm'l Vehicle PST Ag / Other 61% 11% 28% North America South America Europe / Asia 58% 31% 11% Control Devices Electronics PST 2Q16 Sales $186.9 NOTE: D oes not include revenue from India JV SERVED MARKETS REGIONS BUSINESS SEGMENTS Sales from Continuing Operations STONERIDGE 2Q16 Sales: Market, Region, Segment 8

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 1Q16 Actual EPS [ Cont Ops] 0.26 0.02 0.03 PST / Electronics Business Realignment 0.05 0.02 0.03 Non - Recurring Items 0.05 Continuing Operations 0.31 0.00 0.21 Sales Volume/FX 0.21 0.01 (0.03) Mix / Direct Material (0.02) 0.00 (0.05) SGA / DD / DL / FX (0.05) 0.01 0.00 FX / Div / Debt MTM 0.01 0.00 (0.01) CD Warranty (0.01) 0.00 (0.05) Tax / Other (0.05) 0.01 0.00 Interest Expense 0.01 0.03 0.07 SUBTOTAL 0.10 2Q16 Actual EPS [ Cont Ops] 0.41 2Q16 1Q16 EPS Bridge 9

STONERIDGE Sales by Segment – 2Q16 vs 1Q16 10 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 91.8 0.4 0.0 92.2 76.4 0.3 0.0 76.7 Med / HD Truck 11.9 55.0 0.0 66.9 7.7 50.2 0.0 57.9 Ag 2.0 0.0 0.0 2.0 4.6 0.0 0.0 4.6 PST / Other 3.2 2.4 20.2 25.8 3.7 2.1 17.6 23.4 TOTAL 108.9 57.8 20.2 186.9 92.4 52.6 17.6 162.6 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 15.4 0.0 0.0 15.5 20.2% 5.4% 0.0% 20.2% Med / HD Truck 4.2 4.8 0.0 9.0 55.2% 9.6% 0.0% 15.6% Ag (2.6) 0.0 0.0 (2.6) (56.9)% 0.0% 0.0% (56.9)% PST / Other (0.5) 0.3 2.6 2.4 (13.7)% 13.7% 14.7% 10.1% TOTAL 16.5 5.1 2.6 24.2 17.9% 9.7% 14.7% 14.9% 2Q16 1Q16 Variance $ Variance % 2Q16 vs 1Q16 2Q16 vs 1Q16

STONERIDGE PST Purchase Price Accounting Expense [Non Cash] 11 (millions) 1Q 2Q 3Q 4Q Full Year 2015 1Q16 2Q16 COGS / Depreciation – Fixed Asset Write Up $0.2 $0.2 $0.1 $0.1 $0.6 $0.1 $0.1 SGA / Amortized Intangibles $0.9 $0.9 $0.8 $0.7 $3.3 $0.7 $0.8 TOTAL $1.1 $1.1 $0.9 $0.8 $3.9 $0.8 $0.9 1Q 2Q 3Q 4Q 2015 1Q 2Q Impact on Op Margin (0.68)% (0.67)% (0.56)% (0.52)% (0.60)% (0.49)% (0.48)% Impact on Diluted EPS $(0.02) $(0.02) $(0.02) $(0.01) $(0.07) $(0.02) $(0.02)

4.1x 2.8x 2.5x 2.3x 2.2x 2.0x 2012 2013 2014 2015 1Q16 2Q16 DEBT LEVERAGE Debt Leverage: Continuing Operations excluding PST PPA 100 175 100 200 Previous Structure Current Structure CAPITAL STRUCTURE $275 $300 10 17 19 7 8 11 14 5 10 11 13 10 24 23 29 18 21 21 2012 2013 2014 2015 1Q16 2Q16 Gov't Incentive Debt Other Debt BRAZIL DEBT 157 134 87 64 73 66 201 197 130 118 121 121 2012 2013 2014 2015 1Q16 2Q16 Net Debt Cash [Calc] Total Debt NET DEBT / TOTAL DEBT Bonds ABL Revolving Credit Facility $ millions $ millions $ millions 2015 : Adjusted to exclude GW Impairment& Non - Cash Restricted Stock for CEO Retirement STONERIDGE Debt / Net Debt 12 2014 : Adjusted to exclude GW Impairment & Debt Extinguishment Revolving Credit Agreement saved $10.5 million in Interest Expense compared to 2014 Oct 1, 14 refinanced $175 mm 9.5% High Yld Bonds with $300 mm Revolving Credit Facility Drawn Open

13 * Assumes no reversal of U.S. Deferred Tax Valuation Allowance ** Assumes $0.31 adjusted EPS in 1Q16 and $0.41 as reported EPS in 2Q16 Feb 2016 Aug 2, 2016 2016 Guidance * 2016 Guidance * SALES $726 - $736 $705 - $715 GROSS MARGIN 25.5% - 28.0% 26.0% - 28.5% OP MARGIN 5.3% - 7.3% 6.0% - 7.3% EPS / Adjusted EPS ** $1.10 - $1.30 $1.25 - $1.40 ** EBITDA 8.0% - 11.0% 9.5% - 11.3% FX RATES 2016 Guidance 2016 Guidance USD / BRL 3.80 3.40 USD / MXN 15.80 17.80 EUR / USD 1.10 1.12 USD / SEK 8.65 8.25 STONERIDGE 2016 GUIDANCE 13

STONERIDGE 2016 GUIDANCE: IMPROVEMENTS OVER 2015 14 14 2015 2016 E Sales $ millions $715 4.3% 6.0% 2015 2016 E Operating Margin 7.3% 2015 2016 E EPS $1.40 $1.25 $0.82 $705 $645

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